ASENSUS SURGICAL



40TH ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE

Anthony Fernando, President & CEO
Shameze Rampertab, EVP & CFO

January 13, 2022

Forward Looking Statements

This presentation includes statements relating to the Senhance® Surgical System's market development and a general corporate update for Asensus Surgical. These statements and other statements regarding our future plans and goals constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, whether we can successfully advance our Performance-Guided Surgery™ initiative, the market development activities related to the Senhance Surgical System will be successful, the pace of adoption of our products by surgeons will increase, the success and market opportunity of our products, the impact of the ongoing pandemic on our business and our customers, the effect on our business of existing and new regulatory requirements, and other economic and competitive factors. For a discussion of the risks and uncertainties associated with the Company's business, please review our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this presentation and speak only as of the origination date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

We believe in digitizing the interface between the surgeon and patient to pioneer a new era of Performance-Guided Surgery by unlocking the Clinical Intelligence to enable consistently superior outcomes and a new standard of surgery.

Asensus Surgical (NYSE American: ASXC)

Early-Commercial Stage Company Developing the Future of Surgery

Regulatory Approvals
U.S. EU and Japan

6 Global
Training Centers

100+
Active Surgeon Users

39 Active
Clinical Sites in US, EU & Asia

6,000+
Surgeries Performed

Compelling Per Procedure Economics

1st
eye-sensing camera control
haptic feedback
3 mm robotic instruments
augmented intelligence and machine vision
real-time surgical image analytics
pediatrics with robotic 3 mm

Strong Talented Global Team & Infrastructure

Fully Integrated Machine Vision & AI* in Surgery

* Augmented Intelligence

ASENSUS SURGICAL

We Are Uniquely Focused on Laparoscopy and Why That Matters

An Opportunity And Need To Create Value Beyond Robotics

Global Soft Tissue Abdominal Surgery Market

	Laparoscopy: ~16 million		Open Surgery : ~37 million	
Applicable Technology	Digital Laparoscopy (multi-port)		Robotic-Assisted Surgery (multi-port)	
Industry Participants	ASENSUS SURGICAL		INTUITIVE SURGICAL, Medtronic, J&J, CMR SURGICAL	
Surgical Technique	Laparoscopy		Open Surgery / Hybrid MIS	
Instruments	Fully Reusable	• Low $ / procedure	Limited / Single Use	• Increased $ / procedure
Instruments	5mm & 3mm	• Advances MIS, broadens applicability	8mm & 5mm	• More invasive than laparoscopy
Instruments	Articulating	• Enabling where needed	Wristed	• Enabling with higher cost per procedure
Advanced Technology	Intelligent Capabilities	• Robotics + intelligent digital platform	Not Available	• Robotics only platform

< 5% robotic penetration after 20+ years

Senhance is the only platform able to address the conversion of laparoscopy by leveraging standard laparoscopic tools, digital information and decision support tools

Competitors are following the Da Vinci model and focusing on open surgery conversion

ASENSUS SURGICAL

Senhance System Addresses Key Challenges Facing Hospitals and Surgeons

Building The Bridge From Laparoscopy To Performance-Guided Surgery

Senhance®

Standard reusable instruments keep costs similar to traditional laparoscopic instruments

Digital Laparoscopy maintains familiar motion, ancillary tools, and techniques

The **3DHD visualization** provides the surgeon with additional intelligence regarding depth and spatial relation of organs

A **digital fulcrum** sets a dynamic virtual pivot point that helps potentially minimize the incision trauma



Eye-tracking camera control where the system can sense the surgeon's eye activity, allowing camera control

Open-platform architecture allows use and integration of existing OR technologies to maximize benefit from capital investments and support surgeon preference

Haptic sensing of the platform heightens the surgeon sensing of pressure/tension through alerts if pressure threshold is reached for an added layer of security not currently available elsewhere

Allows the surgeon to be seated in an **ergonomically comfortable position** throughout the procedure

ASENSUS SURGICAL

Digitizing Laparoscopic Instrumentation

Broad Instrumentation Portfolio Adds Unique Advantages For Surgeons And Patients



Core Laparoscopic



Ultrasonic



3mm



Articulating

Developed broad instrument portfolio with 70+ instruments in the catalog

New standard in minimally invasive robotic surgery with 3mm instruments

Reusable instruments enable compelling per procedure economics

ASENSUS SURGICAL

ISU: The First Machine Vision System In Minimally Invasive Surgery

Laying The Foundation For Digitizing Surgery → Enabling The Future of Performance-Guided Surgery



Senhance
HIGH
Senhance



Vision Based Real-Time 3D Point to Point Measurement



Real-Time Defect Identification and Sizing

ISU – Intelligent Surgical Unit™, Some features are still in development and the safety or effectiveness of these features have not been establishe

ASENSUS SURGICAL

Senhance Connect

Mobile In-OR Surgeon Communication System





Senhance® Connect

- Connects expert Senhance Surgeons across the globe
- Streams multiple camera views and the endoscopic view simultaneously
- Allows 2-way screen sharing and annotation

Robust Global Applicability

High Volume Procedural Approvals Widely Available To Address Significant Markets






	United States *FDA Approved*	European Union *CE Marked*	Japan *PMDA Approved*	Rest of World *Russia, Taiwan, Others*
Senhance System Surgical	✓	✓	✓	✓
Procedural Indications for Use				
General	✓	✓	✓	✓
GYN	✓	✓	✓	✓
*Thoracic**		✓		✓
Pediatric		✓	✓	
Urology		✓	✓	✓
Addressable Market *(# of annual procedures)*	**16 million**			

ASENSUS SURGICAL

*Non-cardiac, upper abdominal procedures

Our Path To Market Leadership

Delivering A New Era In Digital Surgery

1. Educate surgeons on the benefits of Senhance
2. Grow global installed base
3. Increase global procedure volume
4. Expand the portfolio
5. Continue the technological advancement Digital Surgical tools

ASENSUS SURGICAL

1 Educating Surgeons On The Benefits Of Senhance

Grow Compelling Set of Data to Demonstrate Clinical and Economic Value

70+
peer review articles to date

Focused on the following data:
- Health economics
    - Cost per procedure
    - Procedure times/workflow
- Usability across specialties
- Clinical outcomes


The TransEnterix European Patient Registry for Robotic-Assisted Laparoscopic Procedures in Urology, Abdominal, Thoracic, and Gynecologic Surgery ("TRUST")

Upper urinary tract surgery and radical prostatectomy with Senhance® robotic system: Single center experience-First 100 cases

Inguinal hernia TAPP repair using Senhance® robotic platform: first multicenter report from the TRUST registry

Abstract

International Journal of Medical Robotics (Apr 2021)

Senhance surgical system in benign hysterectomy: A real-world comparative assessment of case times and instrument costs versus da Vinci robotics and laparoscopic-assisted vaginal hysterectomy procedures



PROCEDURE COST
$1,393
$559
$498
da Vinci
Senhance
Lap
CASE TIME IN MINUTES
96.0
91.5
da Vinci
Senhance

- Senhance per procedure costs were less than half of da Vinci
- Senhance per procedure costs were in line with laparoscopy
- Case times between Senhance and da Vinci were comparable

ASENSUS SURGICAL

2 Growing Global Installed Base

Expanding Number of Systems Being Used Across Multiple Geographies



- 10 systems added in 2021
- Training Centers located in key geographies
- Growing surgeon users globally

39
Active Installed Units

6
Global Training Centers

100 +
Active Surgeons

ASENSUS SURGICAL

3 Increasing Global Procedure Volumes

Senhance Demonstrating Strong Clinical Performance Across The Three Major Geographies

GLOBAL CLINICAL CASE VOLUME TREND



EMEA
US
Asia
500
1,600
1,500
2,100
+14% YoY
+95% YoY
+42% YoY
2018
2019
2020
2021*

	2018	2019	2020	2021*
Year end Active Sites	6	18	29	39**

Strong clinical case performance

2021* CASE MIX



Gynecology 19%
General Surgery 40%
Urology 14%
Bariatric 15%
Colorectal 12%

Adoption across multiple specialty areas, demonstrating broad applicability and adoption

*2021 Preliminary, **35 Clinically active, 4 pending clinical start

ASENSUS SURGICAL

4

Expanding The Portfolio

Broadening Applicability Through Digital Technology, Regulatory And Instrument Expansion

2021	**Initial ISU™** CE Mark	• Provided Senhance Digital Laparoscopy programs access to new Augmented Intelligence technology • Brings initial Performance-Guided Surgery capabilities to European hospitals
	Expanded General Surgery Indication FDA 510(k) clearance	• Expanded on-label applicability • Can be utilized in 2.7 million annual procedures
	Articulating Instruments FDA 510(k) clearance Japan PMDA Approval	• Widens the clinical utility to a broader number of surgeons • Initiating limited launch before full commercialization in FY22
	Next Wave ISU Features FDA 510(k) clearance Japan PMDA Approval	• Next phase in progress towards Performance-Guided Surgery • Provide advanced Machine Vision and Augmented Intelligence capabilities • Only robotic platform to offer scene recognition and surgical image analytics

ASENSUS SURGICAL

5 Continue The Technological Advancement Of Digital Surgical Tools

Focused Investment To Deliver The Future Of Surgery

Robust Digital Laparoscopy platform built on the fundamentals of MIS



Senhance

Intelligent Surgical Unit™ (ISU™)



Senhance

Digital Platform capable of machine vision and augmented intelligence to enable real-time surgical analytics



System
+
OR
Data
Surgeon
+
Anatomical
Data

Performance-Guided Surgery



Clinical Intelligence to unlock superior outcomes with surgery

ASENSUS SURGICAL

Performance-Guided Surgery


PERFORMANCE-GUIDED SURGERY
Machine Vision
Robotic Precision
Augmented Intelligence
Digital Interface between the Surgeon and Patient
Deep Learning
DIGITAL LAPAROSCOPY

Improved Decision Making

Improved Collaboration

Improved Predictability

ASENSUS SURGICAL

Surgical Paradigm

Mapping Categories To The Surgical Value Chain

Laparoscopy
Manual Control

Robotic Surgery
Robotic Precision and Control

Digital Laparoscopy
Advanced Sensing, Digital Insights

Performance-Guided Surgery
Intelligent Preparation, Perceptive Real-Time Guidance



INTELLIGENT PREPARATION
DATA-INTEGRATED PLANNING
SETUP ASSISTANCE & ADVANCED TRAINING
CONNECTIVITY & SENSOR FUSION
ADVANCED SENSING
3D VISUALIZATION
PERFORMANCE ANALYTICS
QUANTITATIVE METRICS
TRADITIONAL TRAINING
RETROSPECTION
HUMAN PERCEPTION
HUMAN INFERENCE
HUMAN INTELLIGENCE
HUMAN DEXTERITY
Prepare
Sense
Analyze
Decide
Act
Reflect
Surgeon Decision Workflow
SUPERVISED ROBOTIC AUTONOMY
ROBOTIC CONTROL
SURGEON AUGMENTATION
PROCEDURAL INSIGHTS
TACTICAL COLLABORATION
PERCEPTIVE REAL-TIME GUIDANCE

ASENSUS SURGICAL

The Surgical Assurance Framework

UNLOCKING CLINICAL INTELLIGENCE

Intra-Op:
Perceptive Real-Time Guidance

- Real-Time, Intra-Op Data
- Robotic Intervention
- Reduced Cognitive Load

Pre-Op:
Intelligent Preparation

- Setup Assistance
- OR Workflow
- Administrative Dashboard

Performance-Guided Surgery

Post-Op:
Performance Analytics

- Actionable Assessments
- Digital Replay
- Trend Analysis and Benchmarking

Our Path To Market Leadership



The Future Requires Different Capabilities and a Holistic Approach.

Asensus is Uniquely Positioned to Deliver This.

1. **Increase safety** for better outcomes which lead to better patient and provider satisfaction
2. **Reduce surgical variability** and factors that contribute to poor outcomes
3. **Guide surgeons** to successfully navigate when unexpected events occur to effectively reduce surgical errors and complications
4. **Provide real-time clinical intelligence** and capabilities to create more predictable outcomes to meet value-based care constraints

ASENSUS SURGICAL

2021 Financials (Unaudited)

- 2021 Revenue ~ $7.9-8.3 million
  - 147%-159% increase over 2020

- December 31, 2021 Balance Sheet Highlights
  - Cash, cash equivalents, short-term and long-term investments~ $135 million
  - No Debt

ASENSUS SURGICAL

ASENSUS SURGICAL



Surgery Reimagined

Performance-Guided Surgery – next level technology that completely changes the idea of what's possible.

ASENSUS

SURGICAL